ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited)

March 31, 2021

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds

Commodity Trading Advisors - Managed Futures
Squarepoint Core US Feeder LP	7/1/2020	$18,500,000	$18,095,746	5.94%

Total Commodity Trading Advisors - Managed Futures		18,500,000	18,095,746	5.94

Distressed
Cerberus Partners, L.P.	11/1/2009	1,852,191	6,663,222	2.19
Cerberus SPV, LLC	11/1/2009	1,151,881	4,924,927	1.63
VR Global Onshore Fund, L.P.	2/1/2021	6,330,000	6,525,782	2.14

Total Distressed		9,334,072	18,113,931	5.96

Equity Long/Short - High Hedge
Cinctive Global Fund LP	9/3/2019	10,075,281	11,469,286	3.76
Holocene Advisors Fund LP	4/1/2017	15,340,000	22,900,125	7.52
Iron Triangle Fund LP	7/1/2019	8,826,748	11,928,134	3.92
Magnetar Equity Opportunities Fund LLC	2/1/2011	590,002	5,704,926	1.87
Point72 Capital, L.P.	12/1/2018	13,266,232	17,486,963	5.74

Total Equity Long/Short - High Hedge		48,098,263	69,489,434	22.81

Equity Long/Short - Opportunistic
Axon Partners, LP	10/1/2007	4,384,155	1,688,840	0.55

Total Equity Long/Short - Opportunistic		4,384,155	1,688,840	0.55

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2021

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Event Driven Credit
Olympus Peak Onshore LP	8/1/2020	$13,050,000	$14,594,673	4.79%

Total Event Driven Equity		13,050,000	14,594,673	4.79

Fixed Income Arbitrage
Obsidian Relative Value Strategy Fund, Ltd.	9/1/2018	13,596,103	17,099,263	5.61
PGIM Fixed Income Global Liquidity Relative Value I, L.P.	3/1/2019	10,001,603	10,928,466	3.59

Total Fixed Income Arbitrage		23,597,706	28,027,729	9.20

Macro
AKAZ Onshore Fund LP	1/1/2019	8,491,512	10,655,200	3.50
Bellus Ventures II LP	6/1/2019	10,140,000	10,152,781	3.33
Broad Reach (US) Fund LP	2/1/2020	11,975,000	13,200,210	4.33
D.E. Shaw Oculus Fund, L.L.C.	11/1/2006	6,091,471	17,568,980	5.77
Element Capital US Feeder Fund LLC	7/1/2018	16,788,919	18,751,097	6.15
One River Long Volatility SP	5/1/2020	5,425,000	4,994,726	1.64
Rokos Global Macro Fund LP	12/1/2015	12,995,000	23,433,988	7.69
X2 Opportunistic Debt Fund, LLC	2/1/2017	515,081	599,325	0.20

Total Macro		72,421,983	99,356,307	32.61

Mortgage Arbitrage
Cerberus CMBS Opportunities Fund, L.P.	10/1/2014	9,152,565	10,154,666	3.33
Tilden Park Investment Fund LP	3/1/2012	4,634,213	10,741,835	3.53

Total Mortgage Arbitrage		13,786,778	20,896,501	6.86

Multi-Strategy
D.E. Shaw Composite Fund, L.L.C.	1/1/2006	200,626	330,526	0.11
Magnetar Capital Fund, LP	1/1/2008	111,065	129,454	0.04
QVT SLV Onshore Ltd.	3/1/2012	259,233	394,039	0.13

Total Multi-Strategy		570,924	854,019	0.28

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2021

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Other Directional
BCIM Credit Opportunities, LP	10/1/2014	$1,431,945	$3,505,414	1.15%
Burford Alternative Income Fund LP	12/19/2018	5,167,126	6,564,347	2.15

Total Other Directional		6,599,071	10,069,761	3.30

Private Placements
QVT Roiv Hldgs Onshore Ltd.	1/1/2016	777,688	2,217,256	0.73

Total Private Placements		777,688	2,217,256	0.73

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	10,407,417	23,057,442	7.57
Squarepoint Focus US Feeder LP	9/1/2019	12,190,000	13,353,920	4.38
Two Sigma Spectrum U.S. Fund, LP	5/1/2011	10,002,449	20,653,568	6.78
Voloridge Fund, LP	11/1/2020	14,875,000	14,112,004	4.63

Total Statistical Arbitrage		47,474,866	71,176,934	23.36

Total Investments in Investment Funds		$258,595,506	354,581,131	116.39

Liabilities in excess of Other Assets			(49,930,457)	(16.39)

Total Net Assets			$304,650,674	100.00%

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2021

Strategy Allocation	Percent of Net Assets
Macro	32.61%
Statistical Arbitrage	23.36
Equity Long/Short - High Hedge	22.81
Fixed Income Arbitrage	9.20
Mortgage Arbitrage	6.86
Distressed	5.96
Commodity Trading Advisors - Managed Futures	5.94
Event Driven Equity	4.79
Other Directional	3.30
Private Placements	0.73
Equity Long/Short - Opportunistic	0.55
Multi-Strategy	0.28

Total Investments in Investment Funds	116.39%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of Alternative Investment Partners Absolute Return Fund (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Funds of Hedge Funds and Alternative Lending Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2021 to March 31, 2021, the Fund did not have any transfers between Levels 1, 2, or 3.

As of March 31, 2021, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.